SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D) of the

Securities Exchange Act of 1934

September 1, 2023

(Date of earliest event reported)

BALL CORPORATION

(Exact name of Registrant as specified in its charter)

Indiana	001-07349	35-0160610
(State of	(Commission	(IRS Employer
Incorporation)	File No.)	Identification No.)

9200 W. 108th Circle, P.O. Box 5000, Westminster, CO 80021-2510

(Address of principal executive offices, including ZIP Code)

(303) 469-3131

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	BALL	NYSE

Ball Corporation

Current Report on Form 8-K

Dated August 22, 2023

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;       Compensatory Arrangements of Certain Officers.

(b)Departure of Officer.

On September 1, 2023, the Company announced that Charles E. Baker, vice president, general counsel and corporate secretary, will cease to occupy those positions effective September 18, 2023. Baker will remain with Ball Corporation to provide counsel to support the successful completion of the proposed aerospace transaction which was disclosed last month.

(c)Appointment of Officer.

The Company concurrently announced the appointment of Hannah Lim-Johnson as senior vice president, chief legal officer and corporate secretary, effective September 18, 2023.

Ms. Lim-Johnson most recently served as senior vice president, chief legal officer and corporate secretary at Meritor, Inc. (NYSE: MTOR), a global supplier to the commercial vehicle and industrial markets, now a Cummins company. Before Meritor, she served as Chief Legal Officer at Kelly Services, and held senior leadership roles at PSEG, ADT Corporation  and Tyco International. Earlier in her career, Ms. Lim-Johnson worked at a law firm in New York City, and served as deputy attorney general in the Civil Division in New Jersey. She currently serves as a member of the board of directors of the Minority Corporate Counsel Association.

The Company’s press release announcing Mr. Baker’s retirement and the appointment of Ms. Lim-Johnson is included with this Form 8-K as Exhibit 99.1.

Item 9.01Financial Statements and Exhibits

Exhibits.

The following are furnished as exhibits to this report:

Exhibit 99.1	Ball Corporation Press Release dated September 1, 2023
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Ball Corporation

Form 8-K

September 1, 2023

EXHIBIT INDEX

Description	Exhibit

Ball Corporation Press Release dated September 1, 2023	99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION
(Registrant)

By:	/s/ Charles E. Baker
Charles E. Baker
Title: Vice President, General Counsel and Corporate Secretary

Date: September 1, 2023